                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06120
                    -----------------------------------------

                           THE FIRST ISRAEL FUND, INC.
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
    -------------------------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                                Hal Liebes, Esq.
                           The First Israel Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: September 30, 2004

Date of reporting period: October 1, 2003 to March 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.


SEMI-ANNUAL REPORT
MARCH 31, 2004


ISL
LISTED
NYSE(R)


3917-SA-04

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              5

Schedule of Investments                                                        6

Statement of Assets and Liabilities                                            9

Statement of Operations                                                       10

Statement of Changes in Net Assets                                            11

Statement of Cash Flows                                                       12

Financial Highlights                                                          14

Notes to Financial Statements                                                 16

Results of Annual Meeting of Shareholders                                     22

Privacy Policy Notice                                                         23

Description of InvestLink(SM) Program                                         24

Proxy Voting                                                                  27

LETTER TO SHAREHOLDERS

                                                                     May 6, 2004

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2004.

At March 31, 2004, total net assets of the Fund were approximately $63.7 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $37.9 million, with another $14.4 million in Israeli and Israeli-related companies listed and trading in the United States. Combined, these totaled $52.3 million, as compared with $44.4 million on September 30, 2003. The Fund also held investments valued at approximately $7.0 million in unlisted securities, as compared to approximately $7.1 million on September 30, 2003. In percentage terms, at March 31, 2004, 93.2% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 82.2% were listed and trading on the TASE and in the United States and 11.0% were in unlisted securities.

At March 31, 2004, net asset value ("NAV") per share was $14.96, compared with $12.35 on September 30, 2003. The Fund's common stock closed on the New York Stock Exchange, Inc. on March 31, 2004 at $12.30 per share, representing a discount of 17.78% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 21.13% for the six months, compared with increases of 21.41% and 28.67%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the TA100 Index**, a broad-based local index of Israeli equities.

Stocks that helped the Fund's performance in the period included its pharmaceutical, insurance, chemical and communications equipment holdings. On the negative side, private placement holdings hampered its returns for the six months (though we believe the backdrop for these holdings, which tend to lag public securities in market upturns, is improving).

More specifically, with respect to the private placement holdings, several Israeli-focused technology venture capital funds declined in value during the period, as the investment managers went through another round of write-downs related to the past difficult market environment for technology and telecom providers. Some investments made during the technology bubble that had been kept at cost for several quarters as their prospects remained positive, were reduced during the first quarter 2004. Low cash positions, difficulty in raising additional capital and performance not continuing within original expectations led to the write-downs. Write-ups of these type of investments generally lag the recovery of the public markets, as write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value.

Distributions from the fund investments during the period reached approximately $124,000, as underlying investments were realized due to IPOs and strategic sales, reflecting the improvement in the technology sector. With this improved environment, the investment pace of the funds continues to accelerate, with over $660,000 of capital calls made by the fund investments during the semi-annual period (13.4% of unfunded commitments at beginning of the period).

THE MARKET

Israel continued to reap the benefits of an accommodative monetary policy, an improving fiscal environment, a marked reduction in terrorist-inspired violence, renewed investor appetite for emerging markets stocks and a growing global economy.

MONETARY POLICY. Citing the strength of the shekel and an improving outlook on inflation, The Bank of Israel cut interest rates by 40 basis points (bps), to 4.8%, in December 2003. This was roughly half the level that prevailed in December 2002. Then, in the first quarter, it cut interest rates by 20bps in late February and by another 20bps in late March.

POLITICS. For Israel, the political environment was relatively stable during this reporting period. There was no progress in peace negotiations with the Palestinians, but the overall terror level appeared to be under control and there were some improvements in intra-regional relations. Still, there were risks to the present government in the form of agitation from far right parties and a corruption investigation of Prime Minister Sharon. On the fiscal front, the government stuck with its emergency program to cut the deficit and excessive government spending, thereby reassuring investors that it had the mettle to address these twin concerns effectively.

THE STOCK MARKET. Renewed investor appetite for risk was evident throughout this reporting period. In last year's fourth quarter, for example, the MSCI Index rose 9.6% and the TA100 Index climbed 24.1%. The TA100 Index was up over 70% in 2003, reaching the highest level seen since the year 2000. This positive mood continued to infuse the markets in this year's first quarter, one in which the MSCI Index climbed 10.8% in U.S. dollar terms.

Technology and pharmaceutical domestic shares, which rose on strong demand from a growing global economy, were the star performers of the fourth quarter of 2003. In the first quarter, Israeli equities benefited from generally positive fourth-quarter corporate earnings reports and continuing inflows from institutional and, to a lesser extent, local individual investors. The market's small- and mid-cap stocks outperformed larger-cap ones. On a sector basis, performance varied widely. The market's insurance stocks fell more than 10% as a group, while the real estate sector rose approximately 21%, aided by historically low interest rates and an accompanying increase in residential construction.

MACROECONOMIC DEVELOPMENTS. Israeli GDP grew at a 2.5% annualized pace in the fourth quarter of 2003, due largely to increasing exports of goods and services, notably to Southeast Asia, where there was strong demand for industrial products. Also aiding GDP growth were a continuing recovery of Israel's all-important tourism industry and increasing exports of computer and software services. Elsewhere, inflation continued to be negligible, productivity increased markedly, and real wages and labor costs declined. In the first quarter of 2004, the shekel depreciated markedly against the currency basket. All of these developments and more provided a solid foundation for exporting industries.

OUTLOOK AND STRATEGY

The dominant risks to Israel's economic future include internal politics and external threats to the nation's sovereignty. Should Prime Minister Sharon's government fall and be replaced with a right wing alternative, this would surely strain the peace process and, perhaps, curtail the government's currently successful efforts to enforce fiscal austerity. Tourism and foreign investment in the country might falter if there were to be a full-scale resumption in Palestinian terror bombings. The ongoing battle for control of Iraq is another source of uncertainty, as the war has attracted foreign terrorists who might easily turn their attention to Israel.

Even so, we believe that the future looks reasonably bright for Israel's economy and equities. Private consumption, especially of durable goods, grew at an annualized rate of 6.8% in the second half of 2003, largely due to the wealth effect created by recently booming capital markets. Should the stock market continue to perform strongly, we believe that further increases in consumption are likely to follow.

After three very difficult years, the real estate sector is poised to take off on the back of an improving economy and a decline in real mortgage rates. Industrial production could continue to benefit should the global economic recovery continue. Reflecting a positive global trend, Israel's high tech sector (electronics, aircraft equipment and pharmaceutical sub-sectors) appears to be making a comeback.

In other areas, The Bank of Israel seems willing to cut interest rates over the remainder of 2004 (due to low inflation), though a possible rise in U.S. rates this year could put a general upward pressure on rates globally. Indeed, as the period ended, and into mid May, rate fears have unsettled stock markets around the world, causing particular recent weakness in areas that performed very well in 2003 and early 2004 (e.g., emerging market debt, emerging market equities, cyclical stocks, and stocks leveraged to growth in Russia and China).

For our part, we have made few noteworthy changes to the portfolio recently, other than selling some small technology holdings that had soared in value. Otherwise, we continue to position the portfolio for an improving economy, remaining almost fully invested, but with 7% cash to take advantage of any opportunities we see. For now, we intend to remain overweighted in the banking, insurance, chemicals and real estate sectors, and underweight the pharmaceuticals and technology sectors.

Respectfully,

/s/ Neil Gregson

Neil Gregson
Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL AND THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The TA100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

Please note: We recently reviewed each of the Fund's annual reports since the Fund began quoting the TA100 Index, which started with the September 2000 report. Although U.S. dollars were used in the 2000 report, the performance numbers have been quoted in Israeli shekels since then. The revised performance numbers are provided below.

                                        TA100 INDEX IN     TA100 INDEX IN
                                        ISRAELI SHEKELS     U.S. DOLLARS

                                          AS REPORTED         REVISED
                                        ---------------    --------------
September 2001                              -38.00%           -40.45%
September 2002                               -6.55%           -40.45%
September 2003                              +28.31%           +40.73%
3-year Cumulative Return                    -25.66%           -29.98%

*** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Asset Management in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc. (Hons.) in mining engineering from Nottingham University. He is an Associate of the Institute of Investment Management and Research and was a member of its council from 1997 to early 1999.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2004 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                        MARCH 31,     SEPTEMBER 30,
AS A PERCENT OF NET ASSETS                2004            2003
Banking                                      9.99              9.31
Chemicals                                     6.7              6.71
Computer Data Security                       5.47              3.76
Conglomerates                                 5.1              4.86
Electronics/Electrical Equipment              2.6               2.6
Financial Services                           2.62               2.6
Insurance                                     6.8              6.31
Mortgage Banking                              3.9              3.87
Pharmaceuticals                             20.87             23.84
Telecommunications                           6.37              7.52
Venture Capital                             10.72             13.02
Other                                       12.01             13.63
Cash & Other Assets                          6.85              1.97

TOP 10 HOLDINGS, BY ISSUER

                                                                                                  PERCENT OF
      HOLDING                                                            SECTOR                   NET ASSETS
------------------------------------------------------------------------------------------------------------
   1. Teva Pharmaceutical Industries Ltd.                            Pharmaceuticals                 12.2

   2. Agis Industries (1983) Ltd.                                    Pharmaceuticals                  8.5

   3. Harel Insurance Investments Ltd.                                  Insurance                     6.1

   4. Bank Hapoalim Ltd.                                                 Banking                      5.6

   5. Check Point Software Technologies Ltd.                     Computer Data Security               5.5

   6. Bezeq Israeli Telecommunication Corporation Ltd.             Telecommunications                 4.5

   7. Israel Chemicals Ltd.                                             Chemicals                     3.7

   8. Bank Leumi Le-Israel Ltd.                                          Banking                      3.3

   9. Makhteshim-Agan Industries Ltd.                                   Chemicals                     3.0

  10. Emerging Markets Ventures I L.P.                                Venture Capital                 2.3

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2004 (UNAUDITED)

                                                                    NO. OF
DESCRIPTION                                                         SHARES            VALUE
-----------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-93.15%
ISRAEL-90.88%
AEROSPACE/DEFENSE-EQUIPMENT-1.77%
Elbit Systems Ltd.                                                      63,191    $   1,130,656
                                                                                  -------------

BANKING-9.99%
Bank Hapoalim Ltd.                                                   1,360,800        3,562,068
Bank Leumi Le-Israel Ltd.                                            1,134,800        2,090,619
United Mizrahi Bank Ltd.+                                              215,000          708,593
                                                                                  -------------
                                                                                      6,361,280
                                                                                  -------------

CHEMICALS-6.70%
Israel Chemicals Ltd.                                                1,415,000        2,344,268
Makhteshim-Agan Industries Ltd.                                        512,501        1,923,435
                                                                                  -------------
                                                                                      4,267,703
                                                                                  -------------

COMPUTER DATA SECURITY-5.47%
Check Point Software Technologies Ltd.+                                153,100        3,486,087
                                                                                  -------------

COMPUTER SOFTWARE-2.02%
Formula Systems (1985) Ltd.+                                            65,000        1,286,503
                                                                                  -------------

CONGLOMERATES-5.10%
Elco Holdings Ltd.                                                      82,501          920,318
IDB Development Corporation Ltd.                                        49,501        1,125,165
IDB Holding Corporation Ltd.                                            62,501        1,205,284
                                                                                  -------------
                                                                                      3,250,767
                                                                                  -------------

CONSTRUCTION-0.24%
Bayside Land Corporation Ltd.                                            1,174          154,044
                                                                                  -------------

DIVERSIFIED OPERATIONS-0.72%
Elbit Medical Imaging Ltd.+                                             37,500          309,642
Macpell Industries Ltd.+                                               116,074           91,562
Plasson Ltd.                                                             4,000           55,666
                                                                                  -------------
                                                                                        456,870
                                                                                  -------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.41%
Telsys Ltd.                                                             50,000          258,339
                                                                                  -------------

                                                                    NO. OF
DESCRIPTION                                                      SHARES/UNITS         VALUE
-----------------------------------------------------------------------------------------------
ELECTRONICS/ELECTRICAL EQUIPMENT-2.60%
Camtek Ltd.+                                                            29,400    $     147,000
Elco Industries Ltd.                                                    30,000          132,538
Electra Consumer Products Ltd.                                          50,000          573,227
Electra (Israel) Ltd.                                                    9,142          641,980
Nisko Industries (1992) Ltd.+                                           32,500          163,972
                                                                                  -------------
                                                                                      1,658,717
                                                                                  -------------

FINANCIAL SERVICES-2.62%
F.I.B.I. Holdings Ltd.+                                                173,400        1,240,268
Gachelet Investments Co., Ltd.                                           9,819          429,459
                                                                                  -------------
                                                                                      1,669,727
                                                                                  -------------

FOOD & BEVERAGES-0.13%
Gan Shmuel Food Industries                                              16,940           83,072
                                                                                  -------------

FOOD-RETAIL-0.50%
Supersol Ltd.                                                          137,094          316,464
                                                                                  -------------

INDUSTRIAL TECHNOLOGY-1.24%
Orbotech, Ltd.+                                                         32,755          787,758
                                                                                  -------------

INSURANCE-6.80%
Clal Insurance Enterprise Holdings Ltd.                                 30,000          467,197
Harel Insurance Investments Ltd.                                        25,301        3,861,883
                                                                                  -------------
                                                                                      4,329,080
                                                                                  -------------

INTERNET SOFTWARE-0.48%
MIND C.T.I. Ltd.                                                        72,200          308,294
                                                                                  -------------

INVESTMENT & HOLDING COMPANIES-1.17%
Ampal-American Israel Corp., Class A+                                  206,000          708,434
The Renaissance Fund LDC+++                                                 60           37,227
                                                                                  -------------
                                                                                        745,661
                                                                                  -------------

METAL PRODUCTS-0.17%
Klil Industries Ltd.+                                                   18,654          106,598
                                                                                  -------------

                                 See accompanying notes to financial statements.

                                                                    NO. OF
DESCRIPTION                                                      SHARES/UNITS         VALUE
-----------------------------------------------------------------------------------------------
MORTGAGE BANKING-3.90%
Discount Mortgage Bank Ltd.+                                            12,852    $   1,104,358
Israel Discount Bank Ltd., Class A+                                  1,297,828        1,379,247
                                                                                  -------------
                                                                                      2,483,605
                                                                                  -------------

PAPER & RELATED PRODUCTS-0.43%
American Israeli Paper Mills Ltd.                                        5,201          275,720
                                                                                  -------------

PHARMACEUTICALS-20.87%
Agis Industries (1983) Ltd.                                            181,500        5,408,516
Peptor Ltd.*+                                                           56,000          105,332
Teva Pharmaceutical Industries Ltd., ADR                               122,700        7,780,407
                                                                                  -------------
                                                                                     13,294,255
                                                                                  -------------

REAL ESTATE INVESTMENT & MANAGEMENT-0.01%
Jerusalem Economic Corporation Ltd.+                                     1,612            6,833
                                                                                  -------------

REAL ESTATE OPERATIONS/DEVELOPMENT-1.48%
Industrial Buildings Corporation Ltd.                                  180,279          190,155
Property & Building Corporation Ltd.                                     8,525          754,926
                                                                                  -------------
                                                                                        945,081
                                                                                  -------------

TECHNOLOGY-0.04%
Lenslet Ltd., Series E Preferred*+                                      30,838           25,000
Oren Semiconductor, Inc., Series K*+                                    29,951                0
Oren Semiconductor, Inc., Series L*+                                    30,843                0
Oren Semiconductor, Inc., Series O, Units*+                             46,035                0
                                                                                  -------------
                                                                                         25,000
                                                                                  -------------

TELECOMMUNICATIONS-6.37%
Bezeq Israeli Telecommunication Corporation Ltd.                     2,791,751        2,847,870
ECI Telecom Ltd.+                                                      105,164          626,777
NICE Systems Ltd., ADR+                                                 24,600          584,988
                                                                                  -------------
                                                                                      4,059,635
                                                                                  -------------

TRADING COMPANIES-0.59%
Rapac Electronics Ltd.+                                                116,801    $     309,612
Rapac Technologies 2000 Ltd.+                                           31,801           68,140
                                                                                  -------------
                                                                                        377,752
                                                                                  -------------

TRANSPORTATION SERVICES-0.61%
Dan Vehicle & Transportation Ltd.+                                     101,500          385,642
                                                                                  -------------

VENTURE CAPITAL-8.45%
ABS GE Capital Giza Fund, L.P.+++                                    1,250,001          393,450
Advent Israel (Bermuda) L.P.+++                                      1,682,293          234,851
BPW Israel Ventures LLC+++#                                          1,465,598          979,481
Concord Ventures II Fund L.P.+++#                                    1,700,000          655,369
Delta Fund I, L.P.+++#                                                 187,500          131,850
Formula Ventures L.P.+++#                                              978,070          152,872
Giza GE Venture Fund III L.P.+++#                                      850,000          459,467
K.T. Concord Venture Fund L.P.+++                                    1,000,000          540,283
Neurone Ventures II, L.P.+++#                                          337,500          133,401
Pitango Fund II LLC+++                                               1,000,000          284,390
SVE Star Ventures Enterprises GmbH & Co. No. IX KG+++#               1,000,000          518,350
SVE Star Ventures Enterprises No. II+++                                      5          541,984
Walden-Israel Ventures, L.P.+++                                        500,000           79,355
Walden-Israel Ventures III, L.P.+++#                                   424,188          279,862
                                                                                  -------------
                                                                                      5,384,965
                                                                                  -------------

TOTAL ISRAEL
  (Cost $47,663,340)                                                                 57,896,108
                                                                                  -------------

GLOBAL-2.27%

VENTURE CAPITAL-2.27%
Emerging Markets Ventures I L.P.+++#
  (Cost $1,648,061)                                                  2,194,792        1,443,515
                                                                                  -------------

TOTAL EQUITY OR EQUITY LINKED SECURITIES
  (Cost $49,311,401)                                                                 59,339,623
                                                                                  -------------

See accompanying notes to financial statements.

                                                                  PRINCIPAL
DESCRIPTION                                                     AMOUNT (000'S)        VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-6.81%

GRAND CAYMAN-6.81%
Brown Brothers Harriman & Co., overnight deposit, 0.24%,
 04/01/04** (Cost $4,336,000)                                   $        4,336    $   4,336,000
                                                                                  -------------

TOTAL INVESTMENTS-99.96%
  (Cost $53,647,401) (Notes A, D, F)                                                 63,675,623
                                                                                  -------------

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.04%                                     28,578
                                                                                  -------------

NET ASSETS-100.00%                                                                $  63,704,201
                                                                                  =============

----------
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith under procedures established by the
     Board of Directors. (See Notes A and G.)
+    Security is non-income producing.
# As of March 31, 2004, the Fund has committed to investing additional capital as follows: Emerging Markets Ventures I L.P. ($305,208), Formula Ventures L.P. ($21,930), Giza GE Venture Fund III L.P. ($400,000), Concord Ventures II Fund L.P. ($300,000), Delta Fund I, L.P. ($62,500), BPW Israel Ventures LLC ($834,402), Neurone Ventures II, L.P. ($412,500), Walden-Israel Ventures III, L.P. ($950,813) and SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,000,000). The aggregate amount of open commitments for the Fund is $4,287,353.
* Not readily marketable security; security is valued at fair value as determined in good faith under procedures established by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.

                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2004 (UNAUDITED)

ASSETS
Investments, at value (Cost $53,647,401) (Notes A, D, F)                                        $   63,675,623
Cash                                                                                                       841
Receivables:
    Israeli tax refunds  (Note A)                                                                      391,580
    Dividends                                                                                            3,861
Prepaid expenses                                                                                        12,340
                                                                                                --------------
Total Assets                                                                                        64,084,245
                                                                                                --------------

LIABILITIES
Payables:
    Investment advisory fees (Note B)                                                                  149,066
    Administration fees (Note B)                                                                         8,498
    Directors' fees                                                                                      8,015
    Other accrued expenses                                                                             214,465
                                                                                                --------------
Total Liabilities                                                                                      380,044
                                                                                                --------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C)                $   63,704,201
                                                                                                ==============

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
 (100,000,000 shares authorized)                                                                $        4,259
Paid-in capital                                                                                     54,788,235
Undistributed net investment income                                                                     65,140
Accumulated net realized loss on investments and foreign currency related transactions              (1,181,679)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency                                             10,028,246
                                                                                                --------------
Net assets applicable to shares outstanding                                                     $   63,704,201
                                                                                                ==============
NET ASSET VALUE PER SHARE ($63,704,201 DIVIDED BY 4,259,295)                                    $        14.96
                                                                                                ==============
MARKET PRICE PER SHARE                                                                          $        12.30
                                                                                                ==============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

INVESTMENT INCOME
Income (Note A):
   Dividends                                                                                    $      446,557
   Israeli tax refunds                                                                                 295,568
   Net investment income allocated from partnerships                                                     9,041
   Interest                                                                                              4,988
   Less: Foreign taxes withheld                                                                        (98,066)
                                                                                                --------------
   Total Investment Income                                                                             658,088
                                                                                                --------------

Expenses:
   Investment advisory fees (Note B)                                                                   348,085
   Legal fees                                                                                           74,028
   Custodian fees                                                                                       56,223
   Audit fees                                                                                           42,500
   Administration fees (Note B)                                                                         37,350
   Printing (Note B)                                                                                    25,000
   Directors' fees                                                                                      22,093
   Accounting fees                                                                                      15,001
   NYSE listing fees                                                                                    14,215
   Transfer agent fees                                                                                  13,956
   Insurance                                                                                             4,518
   Miscellaneous                                                                                         5,897
                                                                                                --------------
   Total Expenses                                                                                      658,866
   Less: Fee waivers (Note B)                                                                          (65,918)
                                                                                                --------------
     Net Expenses                                                                                      592,948
                                                                                                --------------
   Net Investment Income                                                                                65,140
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
    Investments (net of Israeli capital gains taxes of $17,539) (Note A)                             1,235,163
    Foreign currency related transactions                                                               (6,327)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                                     9,806,366
                                                                                                --------------
Net realized and unrealized gain on investments and foreign currency related transactions           11,035,202
                                                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $   11,100,342
                                                                                                ==============

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE
                                                                                 SIX MONTHS            FOR THE
                                                                                   ENDED             FISCAL YEAR
                                                                               MARCH 31, 2004           ENDED
                                                                                 (UNAUDITED)      SEPTEMBER 30, 2003
                                                                               --------------     ------------------
INCREASE IN NET ASSETS
Operations:
   Net investment income/(loss)                                                $       65,140     $         (928,849)
   Net realized gain/(loss) on investments and foreign currency related
    transactions                                                                    1,228,836             (2,329,902)
   Net change in unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated
    in foreign currency                                                             9,806,366             16,900,584
                                                                               --------------     ------------------
     Net increase in net assets resulting from operations                          11,100,342             13,641,833
                                                                               --------------     ------------------

Distributions to shareholders:
   Net realized gain on investments                                                        --             (1,495,013)
                                                                               --------------     ------------------
     Total increase in net assets                                                  11,100,342             12,146,820
                                                                               --------------     ------------------

NET ASSETS
Beginning of period                                                                52,603,859             40,457,039
                                                                               --------------     ------------------
End of period                                                                  $   63,704,201*    $       52,603,859
                                                                               ==============     ==================

----------
*    Includes undistributed net investment income of $65,140.

See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

INCREASE IN CASH FROM
Operating Activities:
   Investment income received                                                  $      358,077
   Partnership distributions received                                                 283,559
   Operating expenses paid                                                           (479,377)
   Purchases of long-term portfolio investments                                    (1,634,852)
   Proceeds from disposition of long-term portfolio investments                     4,623,283
   Net purchase of short-term portfolio investments                                (3,150,000)
                                                                               --------------
Net increase in cash from operating activities                                                    $          690
Cash at beginning of period                                                                                  151
                                                                                                  --------------
Cash at end of period                                                                             $          841
                                                                                                  ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
TO NET INCREASE IN CASH FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations                                              $   11,100,342

Adjustments:
 Increase in receivables                                                       $     (290,970)
 Increase in accrued expenses                                                         118,004
 Increase in prepaid expenses                                                          (4,433)
 Net realized gain from partnership distributions                                     274,518
 Net increase in cash from investment transactions                                   (161,569)
 Net realized and unrealized gain on investments and foreign currency
  related transactions                                                            (11,035,202)
                                                                               --------------
Total adjustments                                                                                    (11,099,652)
                                                                                                  --------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                    $          690
                                                                                                  ==============

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                     FOR THE
                                                                    SIX MONTHS
                                                                       ENDED         FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  MARCH 31, 2004     ----------------------------------------
                                                                    (UNAUDITED)               2003             2002
                                                                  --------------          ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $        12.35          $       9.50     $      11.64
                                                                  --------------          ------------     ------------
Net investment income/(loss)                                                0.02+                (0.22)+          (0.17)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 2.59                  3.42            (1.80)
                                                                  --------------          ------------     ------------
Net increase/(decrease) in net assets resulting from operations             2.61                  3.20            (1.97)
                                                                  --------------          ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                       --                    --               --
  Net realized gain on investments and
    foreign currency related transactions                                     --                 (0.35)           (0.17)
                                                                  --------------          ------------     ------------
Total dividends and distributions to shareholders                             --                 (0.35)           (0.17)
                                                                  --------------          ------------     ------------
Anti-dilutive impact due to capital shares repurchased                        --                    --               --
                                                                  --------------          ------------     ------------
Net asset value, end of period                                    $        14.96          $      12.35     $       9.50
                                                                  ==============          ============     ============
Market value, end of period                                       $        12.30          $      10.10     $       7.41
                                                                  ==============          ============     ============
Total investment return (a)                                                21.78%                40.57%          (21.24)%
                                                                  ==============          ============     ============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $       63,704          $     52,604     $     40,457
Ratio of expenses to average net assets (b)                                 1.96%(c)              2.31%            2.08%
Ratio of expenses to average net assets, excluding fee waivers              2.17%(c)              2.54%            2.30%
Ratio of net investment income/(loss) to average net assets (b)             0.21%(c)             (2.01)%          (1.44)%
Portfolio turnover rate                                                     2.83%                 2.94%           11.26%

----------
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                                              FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  ---------------------------------------------------------------
                                                                      2001             2000             1999             1998
                                                                  ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $      23.24     $      17.18     $      15.04     $      18.41
                                                                  ------------     ------------     ------------     ------------
Net investment income/(loss)                                             (0.06)+          (0.02)+          (0.02)+           0.07
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                              (8.39)            7.80             3.21            (2.97)
                                                                  ------------     ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations          (8.45)            7.78             3.19            (2.90)
                                                                  ------------     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                  (0.08)           (0.41)           (0.21)              --
  Net realized gain on investments and
    foreign currency related transactions                                (3.07)           (1.46)           (1.20)           (0.47)
                                                                  ------------     ------------     ------------     ------------
Total dividends and distributions to shareholders                        (3.15)           (1.87)           (1.41)           (0.47)
                                                                  ------------     ------------     ------------     ------------
Anti-dilutive impact due to capital shares repurchased                      --             0.15             0.36               --
                                                                  ------------     ------------     ------------     ------------
Net asset value, end of period                                    $      11.64     $      23.24     $      17.18     $      15.04
                                                                  ============     ============     ============     ============
Market value, end of period                                       $       9.60     $     18.563     $     14.000     $     11.813
                                                                  ============     ============     ============     ============
Total investment return (a)                                             (38.21)%          47.61%           32.61%          (18.05)%
                                                                  ============     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $     49,565     $     98,979     $     76,683     $     75,373
Ratio of expenses to average net assets (b)                               1.88%            2.05%            2.05%            2.06%
Ratio of expenses to average net assets, excluding fee waivers            2.09%            2.28%            2.30%            2.31%
Ratio of net investment income/(loss) to average net assets (b)          (0.39)%          (0.08)%          (0.12)%           0.42%
Portfolio turnover rate                                                  21.11%           27.06%           18.65%           29.11%

                                                                              FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  ---------------------------------------------------------------
                                                                      1997             1996             1995             1994
                                                                  ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $      13.10     $      13.20     $      11.74     $      15.83
                                                                  ------------     ------------     ------------     ------------
Net investment income/(loss)                                              0.35            (0.09)           (0.10)           (0.28)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               6.20            (0.01)            1.56            (3.27)
                                                                  ------------     ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations           6.55            (0.10)            1.46            (3.55)
                                                                  ------------     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     --               --               --               --
  Net realized gain on investments and
    foreign currency related transactions                                (1.24)              --               --            (0.54)
                                                                  ------------     ------------     ------------     ------------
Total dividends and distributions to shareholders                        (1.24)              --               --            (0.54)
                                                                  ------------     ------------     ------------     ------------
Anti-dilutive impact due to capital shares repurchased                      --               --               --               --
                                                                  ------------     ------------     ------------     ------------
Net asset value, end of period                                    $      18.41     $      13.10     $      13.20     $      11.74
                                                                  ============     ============     ============     ============
Market value, end of period                                       $     14.938     $     11.250     $     12.000     $     13.250
                                                                  ============     ============     ============     ============
Total investment return (a)                                              44.36%           (6.25)%          (9.43)%         (21.26)%
                                                                  ============     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $     92,298     $     65,649     $     66,150     $     58,855
Ratio of expenses to average net assets (b)                               2.26%            2.23%            2.57%            2.64%
Ratio of expenses to average net assets, excluding fee waivers            2.30%              --               --               --
Ratio of net investment income/(loss) to average net assets (b)           2.20%           (0.68)%          (0.91)%          (2.08)%
Portfolio turnover rate                                                  16.98%           21.68%           22.17%           17.07%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. At March 31, 2004, the Fund held 10.98% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $13,439,993 and fair value of $6,996,039. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended March 31, 2004, the Fund incurred $17,539 of Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currrency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel.

NOTE B. AGREEMENTS
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended March 31, 2004, CSAM earned $348,085 for advisory services, of which CSAM waived $65,918. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2004, CSAM was reimbursed $4,000 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $250,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such. The Fund does not pay the Sub-Adviser.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2004, Analyst I.M.S. earned $101,107 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the six months ended March 31, 2004, such commissions amounted to approximately $1,200.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 2004, BSFM earned $33,350 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended March 31, 2004, Merrill was paid $19,512 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2004, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES
For the six months ended March 31, 2004, purchases and sales of securities, other than short-term investments, were $1,634,852 and $4,555,597, respectively.

NOTE E. CREDIT FACILITY
The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended March 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of the distribution paid during the year ended September 30, 2003 for the Fund was long-term capital gains of $1,495,013.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2003, the Fund incurred and elected to defer net realized foreign currency losses of $4,169 and net realized losses from investments of $721,061.

At September 30, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $1,578,086 expiring in 2011.

At March 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $53,754,600, $20,223,779, $(10,302,756) and $9,921,023, respectively.

NOTE G. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of March 31, 2004, value per unit/share of such securities and percent of net assets which the securities comprise. The final column represents the distributions received from each investment.

                                          NUMBER                                                  FAIR
                                            OF                                                  VALUE AT
SECURITY                               UNITS/SHARES     ACQUISITION DATES         COST         03/31/2004
--------                               ------------    -------------------    ------------    ------------
ABS GE Capital Giza Fund, L.P.            1,250,001    02/03/98 - 02/13/02    $  1,105,503    $    393,450
                                       ------------                           ------------    ------------
Advent Israel (Bermuda) L.P.              1,682,293    06/16/93 - 01/16/98       1,902,913         234,851
                                       ------------                           ------------    ------------
BPW Israel Ventures LLC                   1,156,470    10/05/00 - 06/30/03         957,534         772,886
                                             17,250         12/26/03                17,250          11,528
                                            291,878         02/11/04               291,878         195,067
                                       ------------                           ------------    ------------
                                          1,465,598                              1,266,662         979,481
                                       ------------                           ------------    ------------

                                                        PERCENT
                                        VALUE PER        OF NET    DISTRIBUTIONS
SECURITY                                UNIT/SHARE       ASSETS      RECEIVED
--------                               -------------    -------    -------------
ABS GE Capital Giza Fund, L.P.         $        0.31       0.62    $   1,605,498
                                                          -----    -------------
Advent Israel (Bermuda) L.P.                    0.14       0.37        3,851,769
                                                          -----    -------------
BPW Israel Ventures LLC                         0.67       1.21
                                                0.67       0.02
                                                0.67       0.31
                                                          -----
                                                           1.54               --
                                                          -----    -------------

                                          NUMBER                                                  FAIR
                                            OF                                                  VALUE AT
SECURITY                               UNITS/SHARES     ACQUISITION DATES         COST         03/31/2004
--------                               ------------    -------------------    ------------    ------------
Concord Ventures II Fund L.P.             1,640,000    03/29/00 - 07/15/03    $  1,319,847    $    632,238
                                             60,000         03/02/04                60,000          23,131
                                       ------------                           ------------    ------------
                                          1,700,000                              1,379,847         655,369
                                       ------------                           ------------    ------------
Delta Fund I, L.P.                          187,500    11/15/00 - 09/19/03         161,140         131,850
                                       ------------                           ------------    ------------
Emerging Markets Ventures I L.P.          2,183,651    01/22/98 - 06/30/03       1,636,920       1,436,188
                                             11,141         12/30/03                11,141           7,327
                                       ------------                           ------------    ------------
                                          2,194,792                              1,648,061       1,443,515
                                       ------------                           ------------    ------------
Formula Ventures L.P.                       978,070    08/06/99 - 07/24/03         368,245         152,872
                                       ------------                           ------------    ------------
Giza GE Venture Fund III L.P.               700,000    01/31/00 - 04/30/03         560,115         378,385
                                             75,000         12/10/03                75,000          40,541
                                             75,000         03/15/04                75,000          40,541
                                       ------------                           ------------    ------------
                                            850,000                                710,115         459,467
                                       ------------                           ------------    ------------
K.T. Concord Venture Fund L.P.            1,000,000    12/08/97 - 09/29/00         897,683         540,283
                                       ------------                           ------------    ------------
Neurone Ventures II, L.P.                   337,500    11/24/00 - 06/23/03         259,651         133,401
                                       ------------                           ------------    ------------
Pitango Fund II LLC                       1,000,000    10/31/96 - 08/01/01         605,908         284,390
                                       ------------                           ------------    ------------
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                  1,000,000    12/21/00 - 08/18/03         769,001         518,350
                                       ------------                           ------------    ------------
SVE Star Ventures
    Enterprises No. II                            5         10/10/94               675,857         541,984
                                       ------------                           ------------    ------------
The Renaissance Fund LDC                         60    03/30/94 - 03/21/97         213,866          37,227
                                       ------------                           ------------    ------------
Walden-Israel Ventures, L.P.                500,000    09/28/93 - 05/16/97         384,717          79,355
                                       ------------                           ------------    ------------
Walden-Israel Ventures III, L.P.            288,750    02/23/01 - 04/01/03         212,111         190,506
                                             51,563         10/09/03                51,563          34,019
                                             83,875         02/02/04                83,875          55,337
                                       ------------                           ------------    ------------
                                            424,188                                347,549         279,862
                                       ------------                           ------------    ------------
Total                                                                         $ 12,696,718    $  6,865,707
                                                                              ============    ============

                                                        PERCENT
                                        VALUE PER        OF NET    DISTRIBUTIONS
SECURITY                                UNIT/SHARE       ASSETS      RECEIVED
--------                               -------------    -------    -------------
Concord Ventures II Fund L.P.          $        0.39       0.99
                                                0.39       0.04
                                                          -----
                                                           1.03               --
                                                          -----    -------------
Delta Fund I, L.P.                              0.70       0.21               --
                                                          -----    -------------
Emerging Markets Ventures I L.P.                0.66       2.26
                                                0.66       0.01
                                                          -----
                                                           2.27    $     603,504
                                                          -----    -------------
Formula Ventures L.P.                           0.16       0.24          194,789
                                                          -----    -------------
Giza GE Venture Fund III L.P.                   0.54       0.60
                                                0.54       0.06
                                                0.54       0.06
                                                          -----
                                                           0.72           29,153
                                                          -----    -------------
K.T. Concord Venture Fund L.P.                  0.54       0.85          329,701
                                                          -----    -------------
Neurone Ventures II, L.P.                       0.40       0.21           16,127
                                                          -----    -------------
Pitango Fund II LLC                             0.28       0.44        1,115,588
                                                          -----    -------------
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                        0.52       0.81               --
                                                          -----    -------------
SVE Star Ventures
    Enterprises No. II                    108,396.87       0.85        3,805,723
                                                          -----    -------------
The Renaissance Fund LDC                      620.56       0.06          567,308
                                                          -----    -------------
Walden-Israel Ventures, L.P.                    0.16       0.12          442,280
                                                          -----    -------------
Walden-Israel Ventures III, L.P.                0.66       0.30
                                                0.66       0.05
                                                0.66       0.09
                                                          -----
                                                           0.44               --
                                                          -----    -------------
Total                                                     10.78    $  12,561,440
                                                          =====    =============

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. CONTINGENCIES
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 13, 2004, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                     FOR            WITHHELD
----------------                                  ---------         --------
George W. Landau                                  2,975,061          490,791

In addition to the directors re-elected at the meeting, Enrique R. Arzac, Jonathan W. Lubell, William W. Priest, Jr. and Steven N. Rappaport continued as directors of the Fund.

Effective January 6, 2004, Neil Gregson was appointed as Chief Investment Officer of the Fund. Yaroslaw Aranowicz who previously held this position resigned effective December 13, 2003.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF FEBRUARY 11, 2004.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

PROXY VOTING (UNAUDITED)

The policies and procedures that The First Israel Fund, Inc. (the "Fund") uses to determine how to vote proxies relating to its portfolio securities are available:

               -    by calling 1-800-293-1232;

               -    on the Fund's website, www.csam.com; or

               - on the website of the Securities and Exchange Commission, http://www.sec.gov.

OTHER  FUNDS  MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2004, CSAM managed over $47 billion in the U.S. and, together with its global affiliates, managed assets of over $324 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange, Inc. trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

George W. Landau        Director

Jonathan W. Lubell      Director

William W. Priest, Jr.  Director

Steven N. Rappaport     Director

Joseph D. Gallagher     Chairman of the Fund, Chief Executive Officer and
                        President

Neil Gregson            Chief Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          ISL
                                                                         LISTED
                                                                         NYSE(R)

                                                                      3917-SA-04

ITEM 2.  CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an "interested person" of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

ITEM 10. CONTROLS AND PROCEDURES.
(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

             THE FIRST ISRAEL FUND, INC.

             /s/ Joseph D. Gallagher
             -----------------------
             Name: Joseph D. Gallagher
             Title: Chief Executive Officer
             Date: June 4, 2004


             Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

             /s/ Joseph D. Gallagher
             -----------------------
             Name: Joseph D. Gallagher
             Title: Chief Executive Officer
             Date: June 4, 2004

             /s/ Michael A. Pignataro
             ------------------------
             Name: Michael A. Pignataro
             Title: Chief Financial Officer
             Date: June 4, 2004